UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 30, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                   0-22250                95-4431352
State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements. None.

        (b) Pro Forma Financial Information. None.

        (c) Exhibits.

        99.1   Press Release, dated June 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

     This information, required by "Item 12. Results of Operations and Financial Condition," is being furnished under "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

     Reference is made to the press release of Registrant issued on June 30, 2003, regarding earnings for fiscal 2002, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 2, 2003                    3D SYSTEMS CORPORATION



                                 /s/ Keith Kosco
                                 ----------------------------------------------
                                 By:  Keith Kosco
                                 Its: General Counsel and Corporate Secretary



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                                  EXHIBIT INDEX

EXHIBITS

99.1           Press Release, dated June 30, 2003.



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